   ===========================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
                                 --------------

       Date of Report (Date of earliest event reported) December 10, 1997


                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                      1-5885                     13-2625764
  (State or other juris-            (Commission                 (IRS Employer
diction of incorporation)           File Number)             Identification No.)



        60 WALL STREET, NEW YORK, NEW YORK                  10260-0060
     (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (212) 483-2323
        -----------------------------------------------------------------


          (Former name or former address, if changed since last report)
   ===========================================================================

ITEM 5.  OTHER EVENTS

              On December 10, 1997, the Registrant issued a press release declaring its common stock, Adjustable Rate Cumulative Preferred Stock Series A and Cumulative Preferred Stock Series H dividends for the quarter ending December 31, 1997. The Registrant also announced lower results for the first two months of the fourth quarter. In addition, the Registrant announced the purchase of up to seven million shares of its common stock which may be made in 1998 or beyond. A copy of such press release is attached hereto as
              Exhibit 99.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements

             NONE.

         (b) Pro Forma Financial Information

             NONE.

         (c) Exhibits

             99. Copy of press release of J.P. Morgan & Co. Incorporated dated December 10, 1997.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                        J.P. MORGAN & CO. INCORPORATED
                        ------------------------------
                        (REGISTRANT)







                        /s/   Grace B. Vogel
                        ----------------------------
                        NAME:  Grace B. Vogel
                        TITLE: Chief Accounting Officer



DATE: December 10, 1997